July 19, 2012 Earnings Presentation Second Quarter 2012 Second Quarter 2012 Exhibit 99.2 Myers Industries, Inc.

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Novel is a market leader in beverage and agricultural material handling
Designer and manufacturer of
returnable plastic crates and totes for
the transport of beverages and
agricultural products; Founded in 1975
Manufacturer, importer and reseller of
traffic control and safety equipment
#1 position in beverage crates and
poultry boxes
Strong relationships with international
beverage manufacturers
Sales Projected at $38.0M for 2012
Two strategically located
manufacturing facilities in Bahia &
Paraná
Clear fit with Myers’ returnable
packaging market focus and
geographic expansion strategy
Will be integrated into the Material
Handling Segment
Sales by Product Line
Manufacturing Facilities
Beverage
Crates
60%
Other
5%
Safety
10%
Agricultural
Boxes
25%
Bahia
Paraná

*See reconciliation of Non-GAAP measures
on slide 12.
Sales increased 2.2% to $181.1M
Strong sales in Engineered Products
– 38.5% year-over-year increase
Lawn & Garden sales increased 1.6%
Material Handling sales down as
anticipated
Distribution sales declined 4.1%
Gross margin expanded  from
25.1% to  26.2%
Operations Excellence initiatives
continued to  drive productivity
improvements and cost savings
Adjusted EPS increased 21.4% to
$0.17
Earnings Per Share
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.13
$0.17
Earnings Per Diluted
Share - Adjusted*
$0.20
$0.15
$0.10
$0.05
$0.00
$0.14
$0.17
Q2 2011 Q2 2012
Q2 2011 Q2 2012

P&L   Q2 Q2
Highlights 2012 2011 B/(W)
Net sales $181.1 $177.3 2.2%
Gross
margin 26.2% 25.1% 4.4%
SG&A $37.4 $35.8 -4.5%
Net
income -
adjusted* $5.7 $5.0 14.0%
Effective
tax rate 36.7% 38.1%
EPS -
adjusted* $0.17 $0.14 21.4%
*See Reconciliation of Non-GAAP measures on slide 12
Balance Sheet June 30, December 31,
Highlights 2012 2011
Cash $35.6 $6.8
Long-term debt
(less current
portion) $101.8 $73.7
Debt - net of
cash $66.5 $67.2
Six Months Ended Six Months Ended
Cash June 30, June 30,
Highlights 2012 2011
Operating cash
flow $7.9 $8.8
Capital
expenditures $8.4 $5.8
Dividends $5.0 $4.7

Q2 Results
Softer sales compared to
last year due to a delay in
the timing of orders
Operations Excellence
initiatives and lower
manufacturing costs drove
margin expansion

$67.0
$60.3
$55
$60
$65
$70
Q2 2011 Q2 2012
Net Sales
$8.4
$9.2
$6
$9
$12
Q2 2011 Q2 2012
EBIT - Adjusted

Q2 Results
Sales lower than anticipated
in Q2 as customers
continued to deplete
inventory levels and limited
production

$41.8
$42.5
$40
$45
Q2 2011 Q2 2012
Net Sales
$(1.6)
$(1.5)
-$3
$0
Q2 2011 Q2 2012
EBIT - Adjusted
Increased freight costs offset
a portion of the income that
was generated by higher
sales

Q2 Results
Decline in miles driven and
replacement tire sales
resulted in sales decrease

$46.1
$44.2
$40
$45
$50
Q2 2011 Q2 2012
Net Sales
$4.5
$4.1
$3
$6
Q2 2011 Q2 2012
EBIT - Adjusted
High freight costs further
impacted operating results

Q2 Results
Sales strong in transplant
auto (due mostly to year-
over-year rebound),
recreational vehicle, marine
and custom markets
Higher sales as well as lower
costs generated by
operations excellence
initiatives drove the increase
in pre-tax income
$27.9
$38.6
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
Q2 2011 Q2 2012
Net Sales
$2.7
$4.7
$0
$3
$6
Q2 2011 Q2 2012
EBIT - Adjusted

Results in the Material Handling Segment should benefit from the shift in demand from the second quarter to late in the second half in higher margin agricultural and food processing markets.
Anticipate stronger order activity in the Lawn & Garden Segment in the second half as inventories are replenished and customers prepare for next season.
Anticipate continued headwinds in Distribution due to a decline in miles driven and replacement tire sales.
Expect continued strength in the marine market of our
Engineered Products Segment  as boat builders switch to our EPA approved fuel system.
Despite a mixed economy, expect overall results in second half to benefit from our operations excellence initiatives and the shift in orders in Material Handling.
Full-year results should reflect another year of solid results and successful execution of our strategic principles.

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions)

	Quarter Ended June 30,		Six Months Ended June 30,	
	2012	2011	2012	2011
Material Handling				
Income before taxes as reported	$ 9.2	$ 8.4	$ 22.4	$ 18.7
Income before taxes as adjusted	9.2	8.4	22.4	18.7
Lawn & Garden				
Income before taxes as reported	(1.9)	(1.6)	(0.7)	2.3
Restructuring expenses	0.4	0.0	0.4	0.0
Income before taxes as adjusted	(1.5)	(1.6)	(0.3)	2.3
Distribution				
Income before taxes as reported	4.3	4.0	7.8	7.1
Restructuring expenses	0.1	0.5	0.5	0.7
Gain on building sales	(0.3)	0.0	(0.3)	0.0
Income before taxes as adjusted	4.1	4.5	8.0	7.8
Engineered Products				
Income before taxes as reported	4.6	2.6	9.2	5.4
Restructuring expenses	0.1	0.1	0.2	0.2
Income before taxes as adjusted	4.7	2.7	9.4	5.6
Corporate and interest expense				
Income (loss) before taxes as reported	(7.3)	(5.9)	(13.7)	(14.8)
Restructuring and other adjustments	0.0	0.0	0.0	0.3
Income (loss) before taxes as adjusted	(7.3)	(5.9)	(13.7)	(14.5)
Consolidated				
Income before taxes as reported	8.9	7.5	25.0	18.7
Restructuring expenses and other adjustments	0.3	0.6	0.8	1.2
Income before taxes as adjusted	9.2	8.1	25.8	19.9
Income taxes at 38%	3.5	3.1	9.8	7.6
Net Income as adjusted	$ 5.7	$ 5.0	$ 16.0	$ 12.3

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.

12

Market Indicators

Annual Rate of Change (%)
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2007
2008
2009
2010
2011
2012
2013

Housing Activity (000)
2,500
2,000
1,500
1,000
500
0

Annual Rate of Change

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012F
2013F

300
280
260
240
220
200
2010
2011
2012F
2013F
2014F
2015F

Million Units
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
80
60
40
20
0
-20
-40

Source: Material Handling Industry of America, April 2012
Material Handling
MHEM Index
Lawn & Garden
Housing Starts
Consumer Sentiment
Sources:
National Association of Home Builders (NAHB); June 2012
Thomson/University of Michigan; June 2012 Preliminary
Distribution
Miles Driven
Replacement Tire Shipments,
Gasoline Sales
Engineered Products
RVIA
Auto Market Forecasts
Sources: RVIA, AK Sales Forecast
RVIA’s survey indicates that towable categories
present most RV market’s improvement.
Sources:  Federal Reserve Board & Manufacturers
Alliance/MAPI data; IHS Global Insight Model
June 2012 Economic Report (Autos, Light Vehicles,
Trucks, RVs in Total)
Autos & Light Truck Assemblies RV Unit Shipments
Total Housing Starts Single Family
Index of Consumer Sentiment
Shipments Orders
Miles Driven (B) U.S. Department of Transportation; RMA; June 2012
Repl Tire Shipments- Source: RMA/KeyBanc; Myers Tire Supply Market Analysis
Gasoline Sales (Gal/B) -Source: Energy Information Administration, US Dept. of Energy
Autos and light truck assemblies; s.a. Y/Y Percent Change
NAHB Housing Forecast Consumer Sentiment